                                                                    Exhibit 10.5

                                  Main Office
                                Lease Agreement

                                  ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned BANK OF AMERICA TRUST & SAVINGS ASSOCIATION, a corporation, hereby assigns, transfers and sets over unto BANK OF SAN BERNARDINO, a corporation, address: 505 No. Arrowhead Avenue, Suite 102, San Bernardino, CA 92401, all of the right, title and interest of the undersigned in and to that certain lease dated September 15, 1972, between SOUTHERN PACIFIC TRANSPORTATION COMPANY, as assigned to SOUTHERN PACIFIC LAND COMPANY (hereinafter called "Lessor"), and BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, relating to the leasing of certain premises of Lessor's predecessor for the basic term of thirty (30) years from October 1, 1972 , with option to extend for two (2) additional periods of ten (10) years commencing October 1, 2002, and 2012, as therein provided for a drive-up banking operation and related parking in the City of San Bernardino, San Bernardino County, State of California subject to all of the covenants, terms and conditions therein contained and upon the condition and understanding that no rights or obligations which may have accrued prior to or at the date hereof are hereby waived.

     This assignment shall be effective as of the 8/th/ day of March, 1984.

     DATED at Los Angeles, Calif.  90015.  March 8, 1984

                              BANK OF AMERICAN NATIONAL
       /s/                    TRUST & SAVINGS ASSOCIATION
-------------------------     ---------------------------
Witness
                              By         /s/
                              ----------------------------
                              (Title)

                                         /s/
                              ----------------------------

     BANK OF SAN BERNARDINO------, in consideration of the foregoing assignment and of the consent thereto by LESSOR hereby accepts the above assignment and agrees to make any rent or other payments which are to be made by assignor under the instrument assigned as therein provided, and to otherwise perform and abide by all of the terms, covenants and conditions therein contained, and subject to the modification to the lease, as set forth on the Exhibit "A", attached hereto and made apart hereof.

     DATED at San Bernardino, Calif., March 8, 1984

       /s/                    BANK OF SAN BERNARDINO
-------------------------     ----------------------------
Witness
                              By         /s/
                              ----------------------------
                              (Title)

                              ----------------------------
subject to the modification to the lease, as set forth on the attached Exhibit
----------
"A", Lessor, hereby consents to the foregoing assignment to the assignee therein named, subject to the covenants, conditions and terms set forth in the instrument assigned, and without prejudice to any of the rights of Lessor thereunder and upon the express condition that the assignee shall be liable for the prompt payment of any rent or other payments therein provided to be made and for the performance of all other obligations on assignee's part, and that no further assignment thereof nor any subletting thereunder shall hereafter be made without the consent of Lessor. Bank of America National Trust & Savings Association shall assume full responsibility for the payment of all rent or other payments and for the full performance of all obligations under the lease should the Bank of San Bernardino fail to receive state or federal regulatory approval to operate a bank on the subject premises or fail in any manner to cure a default under the lease.
         DATED at San Francisco, California, April 6, 1984

                                 SOUTHERN PACIFIC LAND COMPANY

                                 By          /s/
                                 -----------------------------
                                 (Title)

                                   EXHIBIT "A"
                                   -----------

The lease subject to this assignment is hereby agreed to be modified as follows:

Section 12 thereof is revised as follows:

12 Lessee agrees to release and indemnify Railroad from and against all liability, cost and expense for loss of or damage to property and for injury to or deaths of persons (including, but not limited to, the property and employees of each party hereto) when arising or resulting from:

               (a) the use of the premises by Lessee, its agents, employees, or invitees,
          or
               (b) breach of provisions of this lease by Lessee,

          whether or not caused or contributed to by any negligent act or omission, active, passive or otherwise, of Railroad, its employees, agents, contractors, subcontractors, or their employees or agents, or any other person.

          The term "Railroad" as used in this Section 12 shall include the successors, assigns, and affiliated companies of Railroad and any other railroad company operating upon Railroad's tracks.

          Lessee shall provide Railroad satisfactory evidence of insurance covering Lessee's contractual liability under this lease in and amount of not less than $2,000,000 combined single limit for Bodily Injury and Property Damage. This is the minimum amount required by Railroad and may be revised from time to time.

          Except where prohibited by law, Lessee's Workmen's Compensation insurance covering Lessee's operations on the leased premises shall include a waiver of subrogation against Railroad."

There is added to the lease the following as Section 37 and 38 thereto.

37. Lessee shall, at its expense, comply with all applicable laws, regulations, rules and orders, regardless of when they become or became effective, including without limitation those relating to health, safety, noise, environmental protection, waste disposal, and water and air quality, and furnish satisfactory evidence of such compliance upon request of Railroad.

          Should any discharge, leakage, spillage, emission or pollution of any type occur upon or from the leased premises due to lessee's use and occupancy thereof, Lessee, at its expense, shall be obligated to clean the premises to the satisfaction of Railroad and any governmental body having jurisdiction thereover.

          Lessee agrees to indemnify, hold harmless and defend Railroad against all liability, cost and expense (including without limitation any fines, penalties, judgments, litigation costs and attorneys' fees) incurred by Railroad as a result of Lessee's breach of this Section 37, or as a result of such discharge, leakage, spillage, emission or pollution, regardless of whether such liability, cost or expense arises during or after the lease term, unless such liability, cost or expense is proximately caused solely by the active negligence of Railroad.

          Lessee shall pay all amounts due Railroad under this Section 37, as additional rent, within ten (10) days after any such amounts become due.

38. Lessee shall not be permitted to sell or hypothecate any of its fixed improvements upon the leased premises without first obtaining Railroad's written consent therefor.

          For the consent herein given Assignee shall pay to Lessor the sum of Five Hundred Dollars ($500).

                               COMMERCIAL LEASE

Terminates Lease
PE 11716                                                       M.P.  Non-0
----------------                                                     -----

This Lease, made this 15/th/ day of September, 1972 by and between SOUTHERN PACIFIC TRANSPORTATION COMPANY, a corporation, herein called "Railroad", and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, 111 West 7/th/ Street, Los Angeles, CA 90014 herein called "Lessee".

     Witnesseth: That Railroad hereby leases to lessee the premises of Railroad in the City of San Bernardino, County of San Bernardino, State of California, shown on attached print, (Railroad's Los Angeles Division Drawing A-10426, Sheet No. 1, dated April 12, 1972) for the term of -- 30 -- years from the 1st day of October, 1972 upon the following terms and conditions:

1. Railroad reserves for itself, its successors, assigns and licensees, the right to construct, maintain and operate any existing tracks and existing and new or additional pipe, telegraph, telephone and power transmission lines upon, over and beneath the leased premises.

2.   Lessee agrees to pay rental, taxes and assessments as hereinafter provided.

     If such rental is payable on a monthly basis and the effective date hereof is other than the first day of the month, then the rental will be prorated from the effective date to the first day of the following full calendar month.

     Any privilege, sales, gross income or other tax (not including income tax) imposed upon the rentals herein provided to be paid by the Lessee, or upon the Railroad in an amount measured by the rentals received by Railroad, shall be paid by the Lessee, in addition to the amounts set forth herein, whether such imposition of tax be by The United States of America, the state in which the leased premises are located, or any subdivision or municipality thereof.

3.   Said premises shall be used by Lessee solely and exclusively for
                                    -----------------------------
construction, maintenance and operation of Lessee-owned improvements and related facilities for the operation of a bank building including a drive-up banking
                   ----------------------------
operation, and for the parking of automobiles and related vehicles of Lessee, Lessee's employees and invitees.

     If the Lessee does not, within ninety (90) days, commence the use of the leased premises for the purposes herein mentioned, or discontinues such use for a period of ninety (90) days, Railroad may terminate this lease on fifteen (15) days' written notice.

4. Lessee agrees to keep the leased premises and all buildings and structures thereon free from rubbish and in a neat and safe condition and satisfactory to Railroad. Lessee shall maintain, at Lessee's sole cost and expense, in good condition and repair, satisfactory to Railroad, all buildings and structures upon said leased premises, except those owned by the Railroad. The leased premises and buildings and structures thereon shall not be used for displaying signs and notices other than those connected with the business of Lessee contemplated by this lease. Such notices and signs shall be neat and properly maintained. Railroad shall have the right to enter the leased premises at reasonable times to inspect the same.

5. Lessee agrees to pay, before they become delinquent, all taxes and assessments against the leased premises, or which might become a lien thereon, by reason of any buildings, structures or other property, real or personal, on the leased premises (except those owned by Railroad), or by reason of Lessee's activities. Railroad may at its option pay such taxes or assessments, and such payments will be repaid by Lessee on demand.

6. In the event Lessee shall not promptly correct any default by Lessee hereunder after receipt of notice of such default from Railroad, Railroad shall have the right to terminate this lease forthwith and to retake possession of the leased premises. Waiver of any default shall not be construed as a waiver of a subsequent or continuing default. Termination of this lease shall not affect any liability by reason of any act, default or occurrence prior to such termination.

7. Upon the expiration or termination of this lease, or any extension or renewal thereof, Lessee, without further notice, shall deliver up to Railroad the possession of the leased premises. Lessee, if not in default hereunder, shall be entitled, at any time prior to such expiration or termination, to remove from the leased premises any buildings or structures wholly owned by Lessee. Lessee shall restore said leased premises to its natural condition. Upon the failure or refusal of Lessee to remove from the leased premises all buildings, structures and all personal property owned by Lessee, prior to the expiration or termination of this lease, said buildings, structures and personal property shall thereupon, at the option of Railroad, become the sole property of Railroad or if Railroad so elects it may remove from the leased premises any buildings, structures and other personal property owned by Lessee, and Railroad may also restore the leased premises to its natural condition, all at the expense of Lessee, which expense Lessee agrees to pay Railroad upon demand. In the event of such failure or refusal of Lessee to surrender possession of said leased premises, Railroad shall have the right to re-enter upon said leased premises and remove Lessee, or any person, firm or corporation claiming by, through or under Lessee, therefrom.

8.   Lessee shall not construct, reconstruct or alter structures of any
                                             --------------------------
character upon the leased premises without the prior written consent of
-----------------------------------------------------------------------
Railroad. Lessee shall not commence any repairs (except emergency repairs) until
--------
fifteen (15) days after written notice to Railroad.

9. Lessee agrees to arrange and pay for all water, gas, electricity and other utilities used by Lessee on the leased premises direct to the company providing such service.

10. Lessee will fully pay for all materials joined or affixed to the leased premises, and pay in full all persons who perform labor upon the leased premises and will not suffer any mechanics; or materialmen's liens of any kind to be enforced against the leased premises for any work done, or materials furnished, at the Lessee's instance or request. If any such liens are filed thereon, Lessee agrees to remove the same at Lessee's own cost and expense and to pay any judgment which may be entered thereon or thereunder.

11. In case the leased premises or any part thereof are in either the State of Arizona or Utah, Lessee will give Railroad and the lessor of Railroad, before allowing any construction, alteration or repair to be done upon the leased premises, a bond satisfactory in form and amount and to be issued by some surety company to be approved by Railroad, conditioned that the Lessee shall pay or cause to be paid all contractors, sub-contractors, laborers, operatives and other persons who may labor or furnish labor, materials or tools in the performance of such construction, alteration, or repair.

12. Lessee agrees to release and indemnify Railroad from and against all liability, cost and expense for loss of or damage to property and for injury to or deaths of persons (including, but not limited to the property and employees of each party hereto), when arising or resulting from:

     (a) the use of said premises by Lessee, its agents, employees or invitees, or

     (b)  breach of provisions of this lease by Lessee

whether or not caused or contributed to by any act or omission of Railroad, its employees, agents, contractors, subcontractors or their employees or agents, or any other person.

13. In case Lessee shall (except by Railroad) be lawfully deprived of the possession of the leased premises or any part thereof, Lessee shall notify railroad in writing, setting forth in full the circumstances in relation thereto, whereupon Railroad may, at its option, either install Lessee in possession of the leased premises, or terminate this lease and refund to lessee the pro rata amount of the rental for the unexpired term of the lease after the receipt of such notice, whereupon no claims for damages of whatsoever kind or character incurred by Lessee by reason of such dispossession shall be chargeable against Railroad.

14. There is reserved to railroad the title and exclusive right to all of the minerals and mineral ores of every kind and character now know to exist or hereafter discovered upon, within or underlying said premises, or that may be produced therefrom, including , without limiting the generality of the foregoing, all petroleum, oil, natural gas and other hydro-carbon substances and products derived therefrom, together with the exclusive and perpetual right thereto, without, however, the right to use or penetrate the surface of, or to enter upon, said premises within five hundred 9500) feet of the surface thereof, to extricate or remove the same.

15. Any notice to be given by Railroad to Lessee hereunder shall be deemed to be properly served if delivered to Lessee, or if deposited in the post office, postpaid, addressed to Lessee at the leased premises or to last know address.

16. In case Lessee holds over the term of this lease, with the consent of Railroad, such holding over shall be deemed a tenancy only from month to month, and upon the same terms and conditions as herein stated.

17.  Time and specific performance are each of the essence of this lease.

18. Sections 21 to 36, inclusive, on the attached Insert are hereby made parts of this lease.


     THIS LEASE shall inure to the benefit of and be binding upon the heirs, administrators, executors, successors and assigns of the parties hereto, but shall not be assigned or subleased by lessee without the prior written consent of Railroad.

     IN WITNESS WHEREOF, the parties hereto have executed this lease in duplicate the day and year first above written.

                                   SOUTHERN PACIFIC TRANSPORTATION COMPANY

WITNESSED BY:                           By          /s/
                                          -------------------------------
                                           (Title)
                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION
          /s/
-----------------------------

          /s/                           By          /s/
-----------------------------           ---------------------------------
                                        (Title)

-----------------------------           ---------------------------------

NOTE: If an incorporated company, lease should be executed by an authorized officer thereof and his title indicated; otherwise signature should be witnessed by an employee of Railroad, if practicable, if not, by a disinterested party.

                                    INSERT
                                    ------

21. Railroad shall also have the right to terminate this lease by written notice and to take exclusive possession of the premises in the event:

      (a) Lessee shall be adjudged a bankrupt;

      (b) Lessee becomes insolvent;

      (c) Any action or proceeding for debtor relief of Lessee to be commenced by Lessee;

      (d) Lessee seeks general debtor relief by extrajudicial means.

Receipt of rent or other payments from any person for use of the leased premises shall not constitute a waiver of Railroad's right to terminate as above set forth. If there are two or more Lessees hereunder, or if Lessee is a partnership, Railroad's right to terminate shall arise in the event any one of the Lessees or partners is adjudged a bankrupt, becomes insolvent, seeks general debtor relief or commenced or becomes subject to any of the proceedings set forth above.

22. In the event all of any portion of the leased premises shall be condemned for public use, Lessee shall receive compensation only for the taking and damaging of Lessee's improvements. Any compensation or damages for taking said premises or Lessee's leasehold interest therein awarded to lessee shall be assigned to Railroad.

23. Lessee shall reimburse Railroad for all assessments for public improvements as may be assessed against the leased premises as applicable thereto.

24. Lessee shall pay to Railroad as rental for the leased premises the sum of Two Thousand Two Hundred Dollars ($2,200) per month, payable monthly in advance, which monthly sum is hereby agreed to be the minimum rental rate payable to Railroad during the entire term of this lease, or any extension thereto of holding over thereof as herein provided.

      At any time or times after five years from the effective date of this lease such rental may be revised by Railroad by giving thirty (30) days' advance notice in writing to Lessee. Such rental shall be adjusted so that the monthly rate bears the same proportion to the current assessor's implied market value of the land as the monthly rate for the first five (5) years bears to the assessor's implied market value for the period at the commencement of this lease. If, however, legislation changes the current method used by County Assessor to determine the implied market value of the leased premises at any time during the life of this lease, then the minimum rental rate as herein above set forth shall be adjusted in accordance with the same percentage of adjustment established for the five-year period which precedes the commencement date of the rental increase as stated in the Consumer Priced Index, U.S. City Average, All Items, established by the Bureau of Labor Statistics, United States Department of Labor, or any successor or substitute index published as a replacement for that Index by the Department or any successor department or Federal agency, but in no event shall the rental rate be adjusted below the rate of Two Thousand

Two Hundred Dollars ($2,200) per month during the said term or any extension thereto or holding over thereof.

     In the event Railroad and Lessee are unable to agree upon the implied market value, then, upon request of either Railroad or Lessee, the matter shall be submitted to and decided by three arbitrators, one to be appointed by Railroad, one by Lessee, and a third by the two so appointed. If either Railroad or Lessee shall fail or refuse to appoint an arbitrator within thirty (30) shall fail or refuse to appoint an arbitrator within thirty 930) days after notice has been given to it by the other party, the party giving such notice may and shall name and appoint an arbitrator for and on behalf of the party so in default. If the two arbitrators thus chosen shall be unable to agree upon the third arbitrator, such arbitrator shall be appointed upon application of either party by any Judge of the Superior Court of the United States for the district which shall then include the said leased premises, but such application shall not be made until such party shall have given twenty 920) days' notice in writing to the other party of its intention so to do. The arbitrators, as soon as possible after their selection, shall meet to hear and decide the question submitted to them and shall give to each of the parties hereto reasonable notice of the time and place of such meeting. The hearings of the Board of Arbitrators shall be conducted in a lawful manner. The written decision of the arbitrators, signed by a majority of them, shall determine the matter, and such determination shall be final and conclusive upon the parties hereto. The fees and expenses of arbitration shall be borne as the parties may agree prior to the arbitration, or, in case of disagreement, shall be appointed by the Board of Arbitrators fairly and equitably.

     Nothing contained in this section shall be construed or deemed to extend the term of this lease or to amend or modify in any way the provisions of
Section 18 hereof.

25. As additional rental and in addition to the taxes specified in Section 5 hereof, Lessee agrees to reimburse Railroad for all taxes levied against the land included in this lease during said term of any extension thereto or holding over thereof.

26. Railroad hereby grants Lessee the right and option to extend the term of this lease for two additional periods of ten (10) years each, commencing on the 1/st/ day of October, 2002, and on the 1/st/ day of October, 2012, upon the same terms and conditions as herein stated, including Railroad's right to revise the rental in the manner hereinafter provided at the commencement of the option period and five years thereafter; such option to be expressed by written notice given to Railroad by Lessee during the thirtieth (30/th/) year of the term of this lease and no less than one hundred twenty (120) days prior to the expiration of said term and in a like manner during the option term in effect.

27. If, during the term of this lease or any extension or holding over thereof, any improvement or facility so constructed or erected by lessee on the leased premises shall be damaged or destroyed by fire or other casualty, Lessee shall, with reasonable diligence and at Lessee's sold cost and expense, restore the same to its original condition, and all insurance proceeds collected for such damage or destruction shall be applied to the repair or restoration of such improvement or facility as herein provided, and should such insurance proceeds be insufficient for said purpose, Lessee shall make up the deficiency out of Lessee's own funds;

provided, however, that during the last five (5) years of said term or during the last five (5) years of the option term is in effect improvements or facilities on the leased premises shall be destroyed by fire or other casualty or so damaged as to render unfit for occupation or use, then Lessee shall have the option, to be exercised within thirty (30) days after such event, (a) to repair or restore the said improvement or facility, or (b) to terminate this lease, which option to terminate shall be conditioned on Lessee's removing the damaged improvement or facility and the debris resulting from such fire or other casualty and all other buildings, if an, which may be then on the leased premises and restore the leased premises to its natural condition, and also paying in advance to Railroad any rent hereunder accruing to the date of such termination and all unpaid taxes and assessments that shall have become a lien upon said premises at the time of such damage or destruction, and upon the termination of this lease as aforesaid, Railroad shall assign its interest in all insurance policies covering said improvements or facilities and the proceeds thereof to Lessee.

28. Lessee shall, during the construction of the said improvements and related facilities on the leased premises and at all times thereafter during the term hereof or any extension thereto or holding over thereof, keep the same insured against loss or damage by fire or other casualty, with extended coverage endorsements, in the joint names of Railroad and Lessee, either by self insurance or in such responsible insurance companies as Railroad shall approve, and in an amount equal to the full insurable value of the structure insured, and Lessee shall pay all premiums and other charges payable in respect to such insurance, and shall from time to time deposit with Railroad the certificate of the insurance carrier as to each policy of such insurance or letter stating the amount of self insurance so carried. Except as hereinafter otherwise provided, in the event any of said improvements or facilities shall be damaged or destroyed by fire or other casualty, then and as often as the same shall occur, all funds received in respect to said insurance shall be deposited in such bank or trust company as the parties hereto shall mutually select in the name of the Railroad, together with funds supplied by Lessee from other sources to make up any deficiency in such insurance proceeds, and all funds so deposited shall be used to repair or restore any damage to or destruction of the building or structure insured, and said funds shall be disbursed by Railroad during he progress of the work of repair or restoration upon proper architect's or engineer's certificates in such amounts as may be necessary to pay the cost of such repairs or replacement. If the insurance proceeds received for any such loss shall not exceed the sum of Ten Thousand Dollars ($10,000), then and in any such case only , the requirement for impounding such funds as herein provided shall be waived, but Lessee shall nevertheless repair or restore the damaged improvements and related facilities. Should Lessee fail or refuse to complete said work of repair or restoration as herein above provided, the same shall constitute a default in or breach of the covenants and conditions hereof, and then and thereupon all unexpended insurance proceeds so collected and deposited shall be paid over to Railroad and shall be retained by Railroad on its own account, free from any obligation to apply the same as above set forth except as herein otherwise provided.

29. This lease will be supplemented to include a legal description of the subject premises if requested by either party in writing.

30. Lessee agrees to comply with all applicable laws, ordinances and regulations including, but not limited to, building and zoning ordinances, restricting or regulating or prohibiting the occupancy, use or enjoyment of the leased premises or regulating the character, dimensions or locations of any improvement on the leased premises.

     Should any governmental body having jurisdiction in the matter require Railroad to dedicate, restrict or otherwise encumber the leased premises, or any adjoining property of Railroad as a condition to the approval of lessee's use of the leased premises, change in any zoning classification or issuance of any building license or permit or in compliance with any other governmental regulation, Railroad, if said condition is unacceptable to Railroad, may terminate this lease.

     Lessee covenants to properly notify Railroad accordingly should any of the above occur.

31. In the event Railroad enters into an agreement with a utility company providing service to Lessee at the leased premises for Lessee's sole use, Lessee will pay to Railroad a charge of fifty Dollars ($50) upon receipt of bill therefor, to partially defray administrative costs.

32. That certain lease dated September 16, 1957, between Railroad's corporate predecessor, Pacific Electric Railway Company, and Lessee, as amended by agreement dated October 4, 1966, relating to the leasing of certain premises of Railroad in the City of San Bernardino, California, for the term of thirty (30) years from the 1/st/ day of January 1958, is hereby terminated (Railroad's Lease PE 11716).

33. In case of suit by either party to compel performance of, or to recover for breach of, any covenant, agreement or condition herein written, the prevailing party shall be entitled to reasonable attorney fees in addition to the amount of judgment and costs.

34. Lessee shall be deemed in default hereunder if it fails to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Lessee and that failure continues for a period of thirty (30) days after written notice thereof from Railroad to lessee, except that if the nature of the failure is such that more than thirty (30) days are reasonably required for its cure, then Lessee is not to be deemed to be in default if it commences the cure within the thirty (30) day period and thereafter diligently prosecutes it to completion.

35. In accordance with California Civil Code Section 1951.2, or other statute of similar effect, and whether or not Railroad elects to terminate the Lease a set forth herein, Railroad may recover at its option from Lessee, in addition to any obligation which accrued to prior to the time of award, the worth at the time of award of the amount of by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the rental loss that Lessee proves could be reasonably avoided.